CenterState

Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

NASDAQ: CSFL August 2006 Exhibit 99.1

Forward Looking Statement
This presentation contains forward-looking statements, as defined by
Federal Securities Laws, relating to present or future trends or factors affecting the operations, markets and products of CenterState Banks of
Florida, Inc. (CSFL).  These statements are provided to assist in the understanding of future financial performance.  Any such statements are based on current expectations and involve a number of risks and uncertainties.  For a discussion of factors that may cause such forward-
looking statements to differ materially from actual results, please refer to CSFL’s most recent Form 10-Q filed with the Securities Exchange
Commission.
CSFL undertakes no obligation to release revisions to these forward-
looking statements or reflect events or circumstances after the date of this presentation.

3 Franchise Overview

CenterState
Banks of Florida, Inc.

CenterState
Banks of Florida, Inc.

Corporate Profile
•
Headquartered in Winter Haven, Florida
•
Nasdaq Symbol: CSFL
•
•
4-bank subsidiary holding company
•
29 branch banking offices throughout growth markets in Central Florida
•
Strong balance sheet growth and earnings momentum
•
2    Qtr 2006 Highlights: ($ Millions)
Assets:
Loans: 622
Deposits: 855
Equity: 111
Company formed: June 2000
$1,029
nd

Crestview
Bonifay
Chipley
Pensacola
Wright
DeFuniak Springs
Blountstown
Monticello
Tallahassee
Jasper
Jacksonville
Panama City
Port St. Joe
Apalachicola
Perry
Mayo
Live Oak
Starke
St. Augustine
Gainesville
Palm Coast
Cross City
Trenton
Fruitville
Ocala
Ormond Beach
Port Orange
Lady Lake
Deltona
Leesburg
Sanford
Spring Hill
Orlando
Merritt Island
Clearwater
Tampa
Winter Haven
Palm Bay
St. Petersburg
FLORIDA
Bradenton
Sebring
Fort Pierce
Sarasota
Arcadia
Port St. Lucie
Venice
Port Charlotte
North Fort Myers
Belle Glade
West Palm Beach
Cape Coral
Coral Springs
Delray Beach
Pompano Beach
Pembroke Pines
Miami
The Everglades
Crystal River
Inverness
Homosassa Springs
Homosassa
CITRUS
Wildwood
Leesburg
Coleman
Tavares
Lake Panasoffkee
SUMTER
Bushnell
Webster
Brooksville
Mascotte
Groveland
Altamonte Springs
Ocoee
Pine Hills
Orlando
Pine Castle
Tangelo Park
HERNANDO
Spring Hill
Lacoochee
Hudson
Dade City
San Antonio
Bayonet Point
PASCO
FLORIDA
Kissimmee
Campbell
St. Cloud
Zephyrhills
Land O' Lakes
Elfers
Tarpon Springs
Holiday
Lutz
Palm Harbor
HILLSBOROUGH
Carrollwood Village
Dunedin
Clearwater
Safety Harbor
Thonotosassa
Tampa
Brandon
Lakeland
Plant City
Winter Haven
Eagle Lake
Highland City
Largo
Indian Rocks Beach
PINELLAS
St. Petersburg
Pinellas Park
Treasure Island
South Pasadena
Gulfport
Ruskin
Sun City Center
Apollo Beach
Riverview
Gibsonton
Bloomingdale
Mulberry
Bartow
Lake Wales
Crooked Lake Park
Babson Park
Frostproof
Fort Meade
POLK
Bowling Green
OSCEOLA
Lake Kissimmee State Park
Davenport
Haines City
Polk City
Kathleen
Lake Alfred
Auburndale
Waverly
Lake Louisa
Lake Hart
Christmas
Bithlo
Goldenrod
Umatilla
Lady Lake
Eustis
Mount Plymouth
LAKE
Cassel
Orange
Lake Tarpon
Little Manatee
Alafia

CenterState
Banks of Florida, Inc.

5 CSFL Branch Branch Footprint

Experienced Management Team
* Includes years with predecessor bank.
Executive Management
Internal Audit / Compliance
Senior Commercial Loan Officers
Years with Years in
Name Title CSFL* Banking Age
Ernest S. Pinner Chairman, President & CEO 7 42 58
James J. Antal Senior Vice President & CFO 7 23 54
George H. Carefoot Senior Vice President & COO 16 39 62
Thomas E. White President & CEO, CenterState Bank Central Florida 17 29 51
James S. Stalnaker, Jr. President & CEO, CenterState Bank West Florida 17 31 51
John C. Corbett President & CEO, CenterState Bank of Florida 7 17 37
Timothy A. Pierson President & CEO, CenterState Bank Mid Florida 14 26 46
Years with Years in
Name Title CSFL* Banking Age
J. Wayne Stewart Senior Vice President & Chief Internal Auditor 6 42 60
Staff (4) Auditor / Compliance / Loan Review 3 (Avg) 18 (Avg) 50 (Avg)
Avg Avg
Years with Years in Avg
Title CSFL* Banking Age
Senior Lenders (15) 5 26 49

Business Strategy
• Maintain local decision making
• Emphasize relationship banking
• Develop a network of profitable banks in high-growth markets in
Central Florida
• Disciplined approach to loan and deposit growth
• Leverage our investment in our branch network
• Continue to take advantage of merger turmoil in Florida

Strong Market Share
Counties of Operation
Osceola County - (Orlando MSA)
# 4 in market share (7.4%)
2nd fastest growing county in Florida
2005 - 2010 population growth of  38.8%
4 branches
Polk County - (Lakeland MSA)
# 5 in market share (5.6%)
2005 - 2010 population growth of  11.5%
12 branches
Sumter County - (The Villages MSA)
# 5 in market share (7.3%)
5th fastest growing county in Florida
2005 - 2010 population growth of  26.2%
2 branches
Pasco County - (Tampa MSA)
#8 in market share (2.1%)
12th fastest growing county in Florida
2005 - 2010 population growth of  18.9%
3 branches
Deposits Market
Rank Institution ($000s) Share Branches
1 SunTrust Banks Inc. (GA) 4,500,499 21.03% 82
2 Bank of America Corp. (NC) 4,458,878 20.84 63
3 Wachovia Corp. (NC) 3,913,315 18.29 76
4 Colonial BancGroup Inc. (AL) 1,340,539 6.26 30
5 Regions Financial Corp. (AL) 1,002,754 4.69 38
6 Centerstate Banks of Florida (FL) 720,839 3.37 27
7 Citrus & Chemical Bancorp. (FL) 656,025 3.07 10
8 BB&T Corp. (NC) 594,930 2.78 14
9 Villages Bancorp Inc. (FL) 570,836 2.67 7
10 Alabama National BanCorp. (AL) 457,946 2.14 10
Source: SNL Financial.
Deposit data as of 6/30/05.
Market share data for Citrus, Hernando, Lake, Osceola, Pasco, Polk and Sumter Counties, Florida.
Excludes Orange County in which CSFL has $30 million in deposits and 2 branches.

Market Demographics
•
5 of our 8 counties rank in the top 15
fastest growing counties in Florida
2005 - 2010
Population Growth (%)
Osceola 38.79%
Sumter 26.16
Lake 22.41
Pasco 18.86
Hernando 16.22
Orange 16.11
Citrus 12.57
Polk 11.52
CSFL Counties
Source: SNL Financial.
Population deposit weighted by county as of 6/30/05.
Southeast includes AL, AR, FL, GA, KY, LA, MS, NC, SC, TN, VA and WV.
2005 - 2010 Projected Population Growth (%)
CenterState Banks of Florida, Inc. 20.64%
Bancshares of Florida, Inc. 16.18
Seacoast Banking Corporation of Florida 14.49
BankAtlantic Bancorp, Inc. 10.10
BankUnited Financial Corporation 9.76
Commercial Bankshares, Inc. 8.02
TIB Financial Corp. 7.99
Capital City Bank Group, Inc. 6.81
Florida 12.35%
Southeast 8.16
United States 6.26

Market Demographics
Escambia
Santa Rosa
Okaloosa
Walton
Holmes
Washington
Bay
Calhoun
Gulf
Liberty
Jackson
Gadsden
Franklin
Wakulla
Leon
Jefferson
Taylor
Madison
Dixie
Lafayette
Suwannee
Hamilton
Columbia
Gilchrist
Levy
Citrus
Marion
Alachua
Union
Baker
Bradford
Clay
Duval
Nassau
St. Johns
Putnam
Flagler
Volusia
Lake
Seminole
Orange
Sumter
Hernando
Pasco
Pinellas Hillsborough
Manatee
Sarasota
Charlotte
Lee
Collier
Monroe
Dade
Broward
Palm Beach Hendry
Glades
Martin
St. Lucie
Okeechobee
Highlands
De Soto
Hardee
Polk
Osceola
Indian River
Brevard
Miles
0 30 60
Indicates counties in which CSFL currently has branches
High Growth County (Based on Projected Economic Indicator Change ’05-’10)
Medium Growth County
Low Growth County

11 Operating Results

Solid Operating Results
Quarterly Financial Performance & Condition
($ in thousands, except per share data)
Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
Operating Results:
Net Interest Income $6,817 $7,499 $7,955 $8,264 $9,581
Net Interest Margin 3.75% 3.88% 4.10% 4.13% 4.27%
ROAA 0.72 0.86 0.87 0.83 0.89
ROAE 9.25 7.57 7.57 7.36 7.97
Efficiency 69 65 66 68 66
Diluted Earnings per Share 0.165 0.170 0.170 0.170 0.190
Balance Sheet Data:
Assets $830,042 $848,161 $871,521 $1,004,713 $1,028,630
Loans 487,468 504,783 516,658 599,884 621,638
Deposits 686,553 696,121 717,337 829,667 855,031
Equity 90,443 96,439 97,241 109,927 111,072
Loans / Deposits 71.0% 72.5% 72.0% 72.3% 72.7%
Equity / Assets 10.9 11.4 11.2 10.9 10.8
Book Value per Share $8.87 $9.19 $9.26 $9.91 $10.00

Loan Portfolio
•
80% of our portfolio is secured by real estate
•
96% of loans have personal guarantees
•
Our top ten relationships account for about 5.4% of loans
•
49% variable rate versus 51% fixed rate
($ Millions)
0
100
200
300
400
500
600
700
2001 2002 2003 2004 2005 Q2 '06
173
244
334
414
441
517
623
57
65
60
268
Consumer & Other
Commercial
Construction Real Estate
Commercial Real Estate
Residential Real Estate

Credit Quality
Net Charge – Offs / Avg Loans (%) &
Reserves / Loans (%)
NPAs / Assets (%)
0.19
0.30
0.27
0.17
0.18
0.09
0.00
0.15
0.30
0.45
0.60
2001 2002 2003 2004 2005 YTD
Nonperforming assets include assets 90 days or more past due.
YTD as of or for the six months ended 6/30/06.
0.10
0.13
0.12
0.07
0.05 0.05
1.22
1.17
1.18
1.26
1.26
1.29
0.00
0.35
0.70
1.05
1.40
2001 2002 2003 2004 2005 YTD
NCOs / Avg Loans
Reserves / Loans

2001 - 2005 CAGR: 23.5%

CenterState
Banks of Florida, Inc.

CDs
Money market & savings accounts
Demand - interest bearing
Non-interest bearing deposits
Deposit Composition
•
Approximately 24% of our deposits are interest free
•
2001 – 2005 CAGR for non-interest bearing demand of 41%
($ Millions)
0
100
200
300
400
500
600
700
800
900
2001 2002 2003 2004 2005 Q2 '06
160
107
208
380
308
441
538
660
717
855

Low Cost Funding
Fed Funds Rate (%)
Cost of Funds (%)
2.16
1.23
1.17
1.26
1.26 1.28
1.39
1.56
1.67
1.84
2.35
1.25
1.19
1.30 1.32
1.37
1.51
1.70
1.85
2.03
0.00
0.70
1.40
2.10
2.80
Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
Cost of Deposits Cost of Funds
5.25
4.75
4.25
3.75
3.25
2.75
2.25
1.75
1.25
1.00
0.00
1.35
2.70
4.05
5.40
Q1 '04 Q2 '04 Q3 '04 Q4 '04 Q1 '05 Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06

Liquidity
Loans / Deposits (%)
Peer group includes BOFL, BBX, BKUNA, CCBG, CLBK, SBCF and TIBB.
Peer data for the most recent quarter available.
79
91
76
88
77
98
67
95
72
98
73
99
50
60
70
80
90
100
110
2001 2002 2003 2004 2005 Q2 '06
CSFL Peers

Margin Expansion & Net Interest Income Growth
Net Interest Income ($ Millions) Net Interest Margin (%)
• Since Q2 ’05, net interest margin has expanded 52 bps
• Net interest income has increased 40.5% from Q2 ’05
3.75
3.88
4.10
4.13
4.27
3.55
3.75
3.95
4.15
4.35
Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06
6.82
7.50
7.96
8.26
9.58
6.00
7.00
8.00
9.00
10.00
Q2 '05 Q3 '05 Q4 '05 Q1 '06 Q2 '06

Improving Efficiencies
Efficiency Ratio (%)
• On average, each new full service branch breaks even at $10 - $11 million in deposits
Deposits per Branch ($ Millions)
YTD as of or for the six months ended 6/30/06.
* Kiosk branches.
72
75
76
76
67
67
60
65
70
75
80
2001 2002 2003 2004 2005 YTD
Branches
Opened:
2
3
4*
2
1 0
19.2
21.0
21.5
26.4
27.6
29.5
0.0
8.0
16.0
24.0
32.0
2001 2002 2003 2004 2005 Q2 '06

Financial Performance
Net Income ($ Millions) Earnings Per Share ($)
Q2 ’06:
•
Net income increased 54% from Q2 ’05
•
Earnings per share increased 15% from Q2 ’05
•
Return on average assets:  0.89%
•
Return on average equity: 7.97%
0.00
1.75
3.50
5.25
7.00
2001 2002 2003 2004 2005 YTD '05 YTD '06
4.02
4.37
2.63
2.37
2.52
6.33
2.69
0.00
0.20
0.40
0.60
0.80
2001 2002 2003 2004 2005 YTD '05 YTD '06
0.360
0.57
0.39
0.41
0.45
0.66
0.315
Annual Earnings Six Month Earnings

21 Investment Highlights

Investment Highlights
Market Capitalization (6/30/06): $228 million
Institutional Ownership: 21%
Insider Ownership: 24
# of Registered Shareholders: 845
Free Float Shares: Approximately 8 million shares
Price Performance
As of June 30, 2006.
S&P 500 Nasdaq Bank
Time Horizon CSFL Index Index
Year-to-Date 18.8% 1.8% 3.8%
1-Year 24.8 6.6 5.0
3-Year 110.3 30.3 30.0
5-Year 203.7 3.7 51.7

Building Shareholder Value
• Our shareholder value is built upon the                 of our
employees, the                   of our assets and liabilities and
the                                   in which we operate
• Our long-term vision is to be a
Central Florida bank known as the preeminent community
bank in our markets
• We remain focused on                        credit underwriting
and execution of our corporate strategy
quality
growth markets
multi-billion dollar
disciplined
quality

24 NASDAQ: CSFL August 2006